Exhibit 10.3

EXECUTION VERSION

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF EXEMPTED LIMITED PARTNERSHIP (THE “AMENDMENT”) OF TMM HOLDINGS II LIMITED PARTNERSHIP (THE “PARTNERSHIP”) is made the 11th day of January, 2018.

BETWEEN:

1.	TMM Holdings II GP, ULC, a foreign company registered in the Cayman Islands whose registered office in the Cayman Islands is at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “General Partner”);

2.	TPG TMM Holdings II, L.P., a Cayman Islands exempted limited partnership whose registered office in the Cayman Islands is at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“TPG Cayman”); and

3.	OCM TMM Holdings II, L.P., a Cayman Islands exempted limited partnership (“Oaktree Cayman”).

WHEREAS:

A.	The Partnership is governed by an amended and restated agreement of exempted limited partnership dated 9 April 2013, as previously amended by the amendment thereto, dated March 15, 2015 (the “Agreement”).

B.	Taylor Morrison Home Corporation, a Delaware corporation (“TMHC”), intends to conduct a public offering (the “Public Offering”) of shares of its Class A common stock (the “Class A Common Stock”) and to use the proceeds received from the Public Offering to purchase 17,706,924 common units (the “Common Units”) of the Partnership, and a corresponding number of its shares of Class B common stock, $0.00001 par value per share (the “Class B Common Stock”), from the Sellers party thereto (the “Sellers”).

C.	TMHC intends to purchase an additional 3,750,000 Common Units and a corresponding number of shares of Class B Common Stock from the Sellers (the “Sponsor Repurchase”).

D.	In connection with the Sponsor Repurchase, TMHC intends to sell 3,750,000 Common Units to the Partnership (the “Redemption”).

E.	Unless amended or waived in accordance with the terms of the Agreement, Section 3.5(c) of the Agreement would prohibit the Redemption unless, for each Common Unit purchased by the Partnership pursuant thereto, TMHC redeems, repurchases or otherwise acquires for the same price per security an equal number of shares of Class A Common Stock.

F.	The General Partner desires to amend the Agreement in accordance with clause 16.1 of the Agreement as set forth in this Amendment, with the consent of TPG Cayman and Oaktree Cayman, with effect from the date hereof to permit the Redemption without requiring the corresponding repurchase of shares of Class A Common Stock described above.

G.	Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

ACCORDINGLY, IT IS AGREED as follows:

1.	This Amendment shall be effective in amending the Agreement on the terms of this Amendment from the date hereof.

2.	The Agreement shall be amended by adding the following as a new Section 3.5(e): “Notwithstanding Section 3.05(c) of this Agreement, it is agreed that the Partnership may, on or around 17 January 2018, purchase 3,750,000 Common Units from TMHC without requiring that TMHC redeem, repurchase or otherwise acquire an equal number of shares of its Class A Common Stock (the “Permitted Redemption”). Upon completion of the Permitted Redemption, the repurchased Common Units shall be automatically cancelled. The General Partner shall have full power and authority (acting in its own capacity and/or in its capacity as the general partner of the Partnership) to take any action, including, without limitation, entering into any documentation, to give full effect to the Permitted Redemption.

3.	Except as amended and modified hereby, the terms and provisions of the Agreement remain in full force and effect. Any reference herein to the Agreement and any future reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment and as the same may, from time to time, be hereafter further amended or modified.

4.	This Amendment is made pursuant to and is governed by the laws of the Cayman Islands.

This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed and unconditionally delivered this Amendment as a deed on the date first above written.

GENERAL PARTNER

EXECUTED as a Deed by	)
TMM Holdings II GP, ULC	)
acting by:	)	/s/ Sheryl Palmer
	)	Name: Sheryl Palmer
in the presence of:	)	Title: Chief Executive Officer
)
)
/s/ Benjamin A. Aronovitch	)
Witness

TPG CAYMAN

EXECUTED as a Deed by	)
TPG TMM Holdings II L.P.	)
acting by TPG TMM Holdings II GP, ULC,	)
its General Partner, acting by:	)	/s/ Michael LaGatta
	)	Name: Michael LaGatta
in the presence of:	)	Title: Vice President
)
)
/s/ Marti McDonald	)
Witness

OAKTREE CAYMAN

EXECUTED as a Deed by	)
OCM TMM Holdings II L.P.	)
acting by: OCM TMM Holdings II GP, ULC	)	/s/ Rajath Shourie
	)	Name: Rajath Shourie
in the presence of:	)	Title: Authorized Signatory
)
	)	/s/ Taejo Kim
	)	Name: Taejo Kim
Witness		Title: Authorized Signatory

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